UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): June 21, 2010 (June 20, 2010)
Valeant Pharmaceuticals International
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-11397 (Commission File Number)	33-0628076 (IRS Employer Identification Number)
One Enterprise
Alisa Viejo, California 92656
(Address of principal executive offices, including zip code)
(949) 461-6000
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☑     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
On June 21, 2010, Valeant Pharmaceuticals International (“Valeant”) and Biovail Corporation (“Biovail”) issued a joint press release announcing the execution of the Agreement and Plan of Merger, dated as of June 20, 2010, among Valeant, Biovail, Biovail Americas Corp. and Beach Merger Corp. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits.

Exhibit
Number	Description of Exhibit

99.1	Joint press release of Valeant Pharmaceuticals International and Biovail Corporation, issued on June 21, 2010

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: June 21, 2010

By:	/s/ Steve T. Min
	Name:	Steve T. Min
	Title:	Executive Vice President and General Counsel

EXHIBIT INDEX

Exhibit
Number	Description of Exhibit

99.1	Joint press release of Valeant Pharmaceuticals International and Biovail Corporation, issued on June 21, 2010